UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10680 Treena Street, Suite 500

San Diego, California 92131

(Address of Principal Executive Offices)

(858) 790-5008

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 24, 2015, Mad Catz Interactive, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (“Roth”), pursuant to which the Company engaged Roth to act as sole placement agent in a registered direct offering (the “Offering”) of 8,980,773 units (the “Units”) of the Company’s securities at a purchase price of $0.41 per Unit, for gross proceeds to the Company of $3,682,117 before expenses. Pursuant to the terms of the Placement Agency Agreement, the Company has agreed to pay Roth an aggregate cash placement fee equal to 6.5% of the gross proceeds in the Offering and to reimburse Roth for its reasonable out-of-pocket expenses incurred in connection with the Offering, including without limitation the reasonable fees and disbursements of legal counsel retained by Roth.

On March 24, 2015, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell 8,980,773 Units to the Purchasers in a registered direct offering. Each Unit consists of one share of the Company’s common stock, no par value per share (the “Shares”), and one warrant to purchase 0.5 of a Share at an exercise price of $0.61 per whole share (the “Warrants”). The Purchase Agreement and the Offering were approved by the Board of Directors of the Company.

The Offering is being made pursuant to a prospectus supplement that will be filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-198930) (the “Registration Statement”), which became effective on November 5, 2014, and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement.

The Company intends to use the net proceeds from this offering to enhance liquidity, working capital and operational flexibility and for general corporate purposes, including pursuing long-term growth opportunities in the console, PC gaming, and mobile gaming markets. The amounts and timing of the expenditures will depend on numerous factors, such as the timing and progress of our product development efforts, technological advances and the competitive environment for the Company’s products.

Pursuant to the Purchase Agreement, the Company expects to issue to the Purchasers an aggregate of 8,980,773 Shares, together with Warrants to purchase an aggregate of 4,490,387 Shares (the “Warrant Shares”). The Warrants are exercisable for a period starting on the date that is six months following the closing date of the Offering, and will expire on the fifth anniversary of the initial exercise date. The right of holders of Warrants to exercise Warrants for Shares will be subject to a beneficial ownership limitation of 9.99 or 4.99% (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be increased or decreased by a holder of Warrants to any percentage not in excess of 9.99% after providing sixty-one (61) days’ advance notice of such increase or decrease to the Company. If a Warrant is exercisable and there is no effective registration statement registering, or no current prospectus available for, the resale of, the Warrant Shares, then a Warrant may also be exercised at such time by means of a “cashless exercise,” determined according to the terms of the Warrant. The Warrants contain customary protection for stock splits, combinations, and similar Company actions.

The transaction documents contain customary representations, warranties, covenants, conditions to closing and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of those agreements and instruments and in the context of the specific relationship between the parties. Purchasers and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they are made only as of the respective dates of such documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of such documents, and such subsequent information may not be fully reflected in the Company’s public disclosures. The provisions of the transaction documents, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

The foregoing descriptions of the Placement Agency Agreement, Purchase Agreement, Warrants and the transactions contemplated therein are qualified in their entirety by reference to the full text of such agreements and instruments, which are filed herewith as Exhibits 1.1, 10.1 and 4.1, respectively, and incorporated herein by reference. The legal opinion and consent of McMillan LLP addressing the legality of the issuance and sale of the Units is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated into the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of such jurisdiction.

The securities of the Company included in the Offering may not be sold or transferred into Canada or to residents of Canada, except in compliance with applicable Canadian securities laws and the securities may not be sold or transferred trough the facilities of the Toronto Stock Exchange.

Item 8.01.	Other Events

On March 25, 2015, the Company issued a press release announcing the entry into the Purchase Agreement and the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that relate to future events regarding the Company including, but not limited to, statements related to the closing of the Offering described above, the satisfaction of closing conditions to the Offering, and the filing of a prospectus supplement with respect to the offering and sale of Company securities by the Company or by Purchasers in the Offering. The Company may not sell all of the Units offered for sale. The forward-looking statements included herein involve known and unknown risks, uncertainties and other factors, including the Company’s ability to maintain effectiveness of a registration statement and the timing associated therewith, the Company’s future financial and operational performance and the impact of such performance on stockholders’ equity, capital market conditions generally, and other matters disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and its other filings with the Securities and Exchange Commission. Such risks may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K are based on management’s beliefs and opinions at the time the statements are made. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Placement Agency Agreement by and between Mad Catz Interactive, Inc. and Roth Capital Partners, LLC.

4.1	Form of Common Stock Purchase Warrant issued to the Purchasers in the Offering.

5.1	Opinion of McMillan LLP, as counsel to Mad Catz Interactive, Inc.

10.1	Form of Securities Purchase Agreement by and among Mad Catz Interactive, Inc. and the Purchasers party thereto.

23.1	Consent of McMillan LLP as counsel to Mad Catz Interactive, Inc. (included in Exhibit 5.1).

99.1	Press Release, dated March 25, 2015, issued by Mad Catz Interactive, Inc., announcing the transactions described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2015	MAD CATZ INTERACTIVE, INC.

	By:	/s/ KAREN MCGINNIS
	Name:	Karen McGinnis
	Its:	Chief Financial Officer